SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

BACKWEB TECHNOLOGIES LTD.
(Exact Name of Registrant as Specified in its Charter)

Israel (State or Other Jurisdiction) of Incorporation or Organization)	000-26241 (Commission File Number)	51-2198508 (IRS Employer Identification No.)

3 Abba Hillel Street
P.O. Box 3581
Ramat Gan Israel 52136
(Address of principal executive offices)

+(972) 3-6118800
(Registrant’s telephone number, including area code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

99.1	Certification of Chief Executive Officer, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Chief Accounting Officer and Vice President of Finance, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. REGULATION FD DISCLOSURE.

     The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this Report and in such exhibits shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Report and in such exhibits shall not be deemed to be incorporated by reference into the filings of the Registrant pursuant to the Securities Act of 1933, as amended.

     On August 14, 2002, the Registrant filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the period ended June 30, 2002. Also, on August 14, 2002, Eli Barkat, the Registrant’s Chief Executive Officer, and Christopher C. Marshall, the Registrant’s Chief Accounting Officer and Vice President of Finance, each furnished to the Commission, certifications, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BACKWEB TECHNOLOGIES LTD. (Registrant)

By:	/s/ CHRISTOPHER C. MARSHALL

Title: Vice President of Finance and Chief Accounting Officer

Date: August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of Chief Executive Officer, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification of Chief Accounting Officer and Vice President of Finance, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.